Commitments and Contingencies	6 Months Ended
Jun. 30, 2019
Commitments And Contingencies [Abstract]
Commitments and Contingencies

25. COMMITMENTS AND CONTINGENCIES

A) Commitments

Cenovus has entered into various commitments in the normal course of operations primarily related to demand charges on firm transportation agreements. In addition, the Company has commitments related to its risk management program and an obligation to fund its defined benefit pension and other post-employment benefit plans.

As at June 30, 2019	Remainder of Year	2 Years	3 Years	4 Years	5 Years	Thereafter	Total
Transportation and Storage (1)	502	1,023	1,159	1,409	1,487	16,730	22,310
Real Estate (2)	21	36	38	39	40	712	886
Capital Commitments	10	-	-	-	-	-	10
Other Long-Term Commitments	95	48	33	32	31	120	359
Total Payments (3)	628	1,107	1,230	1,480	1,558	17,562	23,565
(1)	Includes transportation commitments of $13 billion (2018 – $14 billion) that are subject to regulatory approval or have been approved, but are not yet in service.
(2)	Relates to the non-lease components of lease liabilities including operating costs and unreserved parking for office space. Excludes committed payments for which a provision has been provided.
(3)	Contracts undertaken on behalf of WRB Refining LP are reflected at Cenovus’s 50 percent interest.

On January 1, 2019, the Company adopted IFRS 16 which resulted in the recognition of lease liabilities related to operating leases on the balance sheet. These liabilities were previously reported as commitments. For a reconciliation of the Company’s commitments as at December 31, 2018 to its lease liabilities as at January 1, 2019, see Note 3.

As at June 30, 2019, total commitments were $23.6 billion, of which $22.3 billion were for various transportation and storage commitments. Transportation and storage commitments include future commitments relating to railcar and storage tank leases of $233 and $154 million, respectively, that have not yet commenced. The railcar leases are expected to commence in 2019 with lease terms between five and ten years and the storage tank leases are expected to commence in 2019 with lease terms of three and ten years.

As at June 30, 2019, there were outstanding letters of credit aggregating $357 million issued as security for performance under certain contracts (December 31, 2018 – $336 million).

B) Contingencies

Legal Proceedings

Cenovus is involved in a limited number of legal claims associated with the normal course of operations. Cenovus believes that any liabilities that might arise from such matters, to the extent not provided for, are not likely to have a material effect on its Consolidated Financial Statements.

Contingent Payment

In connection with the Acquisition, Cenovus agreed to make quarterly payments to ConocoPhillips during the five years subsequent to May 17, 2017 for quarters in which the average WCS crude oil price exceeds $52.00 per barrel during the quarter. As at June 30, 2019, the estimated fair value of the contingent payment was $187 million (see Note 15).